UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2015 (January 26, 2015)

PACIFIC PREMIER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17901 Von Karman Avenue, Suite 1200, Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 864-8000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01                                  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On January 26, 2015, Pacific Premier Bancorp, Inc., a Delaware corporation (the “Company”) and holding company of Pacific Premier Bank (the “Bank”), a California state-chartered bank, completed the acquisition of Independence Bank, a Newport Beach, California based state-chartered bank.

Pursuant to the terms of the Agreement and Plan of Reorganization, dated as of October 21, 2014, among the Company, the Bank and Independence Bank, the Independence Bank shareholders in exchange for their shares of Independence Bank commons stock, were entitled to receive an aggregate of approximately $6.1 million in cash and approximately 4,480,899 shares of the Company’s common stock.  The value of the total deal consideration was approximately $79.6 million, which includes approximately $6.1 million of cash consideration for Independence Bank common shareholders, $1.4 million of aggregate cash consideration to the holders of Independence Bank stock options and warrants, and $72.1 million of stock consideration (based on the closing stock price of the Company’s common stock on January 26, 2015).

On November 21, 2014, the Company filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) to register the shares issuable by the Company in connection with the acquisition of Independence Bank.  The Form S-4 was declared effective on December 10, 2014 and the definitive joint proxy statement/prospectus was filed with the SEC on December 11, 2014.

On January 31, 2014, Independence Bank acquired Premier Service Bank (“PSB”).  PSB did not prepare audited financial statements for the fiscal year ended December 31, 2013 due to the proximity of the PSB acquisition by Independence Bank to the conclusion of PSB’s 2013 fiscal year.  In addition to the requisite Independence Bank financial statements and pro forma financial information contained in the above referenced joint proxy statement/prospectus, the financial statements of PSB of the year ended December 31, 2013 (unaudited) and December 31, 2012 (audited) were also included in the joint proxy statement/prospectus.

Subsequent to the filing of the joint proxy statement/prospectus with the SEC and the mailing of the joint proxy statement/prospectus to the Company’s shareholders and the Independence Bank shareholders, the audit of the PSB financial statements as of and for the year ended December 31, 2013 was completed.  In connection with the completion of the audit of the PSB financial statements as of and for the year ended December 31, 2013, attached to this Form 8-K as Exhibit 99.1 are the audited financial statements of PSB as of and for the years ended December 31, 2013 and 2012.

ITEM 9.01.                               FINANCIAL STATEMENTS AND EXHIBITS.

(a)                                 Financial Statements of Business Acquired.

The audited financial statements of PSB as of and for the years ended December 31, 2013 and 2012 are included as Exhibit 99.1 to this Current Report on Form 8-K.

(d)                                 Exhibits

Exhibit 23.1                              Consent of Independent Certified Public Accountant.

Exhibit 99.1                              Audited financial statements of Premier Service Bank as of and for the years ended December 31, 2013 and 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated:	January 30, 2015	By:	/s/ Steven R. Gardner
Steven R. Gardner
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit 23.1                              Consent of Independent Certified Public Accountant.

Exhibit 99.1                              Audited financial statements of Premier Service Bank as of and for the years ended December 31, 2013 and 2012.